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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 October 7, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                  0-19557                36-3777824
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 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)         Identification No.)



                1955 W. Field Court, Lake Forest, Illinois 60045
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               (Address of principal executive offices) (Zip Code)



                                 (847) 803-4600
                         -------------------------------
                         (Registrant's telephone number)


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ITEM 5.   OTHER EVENTS.

         On October 7, 2002, Salton, Inc. issued a press release announcing the appointment of David M. Mulder to the additional post of Senior Financial Officer and the retirement of John E. Thompson, Senior Vice President and Chief Financial Officer. The full text of Salton, Inc.'s October 7, 2002 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Exhibits

          99.1  Press Release issued by Salton, Inc. dated October 7, 2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SALTON, INC.


                                           /s/ WILLIAM B. RUE
                                           -------------------------------------
                                           William B. Rue
Dated:  October 7, 2002                    President and Chief Operating Officer
                                           and Director



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                                  EXHIBIT INDEX





     EXHIBIT
        NO.                        DESCRIPTION
     -------                       -----------

       99.1    Press Release issued by Salton, Inc. dated October 7, 2002.






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